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EXHIBIT 10.2




RobRoy Walters
Chief Financial Officer
Lawrence Financial Holdings, Inc.
311 South Fifth Street
Ironton, Ohio  45638


Dear Mr. Walters:

         In connection with the anticipated merger (the "Merger") of Lawrence Financial Holdings, Inc. ("Lawrence Financial") with and into Oak Hill Financial, Inc. ("Oak Hill Financial") as contemplated by the Agreement and Plan of Merger, by and between Oak Hill Financial and Lawrence Financial (the "Merger Agreement"), which is entered into as of today, Lawrence Financial, Lawrence Federal Savings Bank ("Lawrence Federal"), Oak Hill Financial and you hereby enter into this agreement (this "Agreement"). Capitalized terms used but not otherwise defined in this Agreement shall have the meaning set forth in the Merger Agreement.

         In the event that the Effective Time does not occur for any reason, this Agreement shall be deemed null and void AB INITIO and of no force and effect, and the Employment Agreement by and among you, Lawrence Financial and Lawrence Federal dated as of December 28, 2002 (the "Lawrence Federal Agreement"), and the Employment Agreement between you and Lawrence Financial dated as of December 28, 2002 (the "Lawrence Financial Agreement," and together with the "Lawrence Federal Agreement," the "Prior Agreements"), shall be reinstated effective immediately; provided that you have not yet received the payment set forth in Section 1(a) of this Agreement. If you have received the full payment set forth in Section 1(a) of this Agreement, and the Effective Time does not occur for any reason, you acknowledge and agree that, the Prior Agreements shall be null and void and you shall have no further rights under the Prior Agreements.

         1.     COMPENSATION AND BENEFITS.

         (a) EMPLOYMENT AGREEMENTS. No later than December 15, 2004, Lawrence Financial shall make to you a lump sum payment in cash in the amount equal to $400,270.22 (the "Employment Agreement Payment"). For the avoidance of doubt, and notwithstanding anything herein to the contrary, this Employment Agreement Payment shall not be taken into account in computing any benefits under any plan, program or other arrangement of Oak Hill Financial, Lawrence Financial, Lawrence Federal or their affiliates.

         (b) OPTIONS AND RESTRICTED STOCK. All stock options, as well as any shares of restricted stock, held by you that have not vested or exercised as of the Effective Time, will be treated in accordance with the Merger Agreement. For the avoidance of doubt, and notwithstanding anything herein to the contrary, the payment described in this paragraph shall



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not be taken into account in computing any benefits  under any plan,  program or other arrangement of Oak Hill Financial, Lawrence Financial, Lawrence Federal or their affiliates.

         (c) SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN PAYMENT. At the Effective Time, Lawrence Financial hereby agrees to pay to you in satisfaction of your expected benefit as of the Effective Time under the Lawrence Federal Savings Bank Supplemental Executive Retirement Plan, (the "SERP"), an amount equal to $35,537.00. You hereby agree and acknowledge that, after such payment is made to you, Oak Hill Financial, Lawrence Financial, Lawrence Federal and their respective affiliates shall have no further payment obligations to you or for your benefit whatsoever under the SERP and your participation in the plan shall cease immediately upon full payment. For the avoidance of doubt, and notwithstanding anything herein to the contrary, the payment described in this paragraph shall not be taken into account in computing any benefits under any plan, program or other arrangement of Oak Hill Financial, Lawrence Financial, Lawrence Federal or their affiliates.

         (d) HEALTH AND WELFARE BENEFITS. At the Effective Time, Lawrence Financial hereby agrees to pay to you in satisfaction of your expected cost for continued life and medical insurance an amount equal to $44,615.38. You hereby agree and acknowledge that, after such payment is made to you, Oak Hill Financial, Lawrence Financial, Lawrence Federal and their respective affiliates shall have no further payment or benefit obligations to you or for your benefit whatsoever with respect to providing you and/or your dependents continued life or medical insurance. For the avoidance of doubt, and notwithstanding anything herein to the contrary, the payment described in this paragraph shall not be taken into account in computing any benefits under any plan, program or other arrangement of Oak Hill Financial, Lawrence Financial, Lawrence Federal or their affiliates.

         2. TERMINATION OF THE PRIOR AGREEMENTS; AGREEMENT TO REMAIN EMPLOYED THROUGH EFFECTIVE TIME. Except as provided in paragraph 3 of this Agreement, you hereby agree that, in consideration for entering into this Agreement, effective as of the date hereof, the Prior Agreements shall be null and void and no person or entity shall be obligated to pay to you or any person any amounts in respect of the Prior Agreements. Further, in consideration of the benefits conferred upon you and Lawrence Financial pursuant to this Agreement, you hereby agree not to terminate your employment with Lawrence Financial or any of its subsidiaries prior to the Effective Time, and, prior to the Effective Time, Lawrence Financial agrees not to terminate your employment with Lawrence Financial or its subsidiaries without the prior written consent of Oak Hill Financial.

         3. WITHHOLDING AND DEDUCTIONS. Lawrence Financial will withhold and deposit all federal, state and local income and employment taxes that are owed with respect to all amounts paid or benefits provided to or for you by Lawrence Financial or any affiliate pursuant to this Agreement. You, Lawrence Financial and Oak Hill Financial agree that none of the payments and benefits payable or provided to you or for your benefit in connection with the Merger under this Agreement or otherwise are expected to constitute an "excess parachute payment" within the meaning of Section 280G of the Code. In the event that any amounts payable or benefits provided hereunder or otherwise would be or become subject to the excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended, such amounts and benefits shall be treated in the manner set forth under Section 6 of Lawrence Financial Agreement, the provisions


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of which you and Oak Hill  Financial  expressly  assume under and in  accordance with the terms of this Agreement. You hereby agree to report any amounts paid or benefits provided under this Agreement for purposes of Federal, state and local income, employment and excise taxes in a manner consistent with the manner in which Oak Hill Financial reports any such amounts or benefits for purposes of Federal, state and local income, employment and excise taxes and that you shall cooperate with Oak Hill Financial in good faith in connection with any valuation of the restrictions and obligations under this Agreement.

         4. SUCCESSORS. This Agreement is personal to you and without the prior written consent of Oak Hill Financial shall not be assignable by you otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by your legal representatives. This Agreement shall inure to the benefit of and be binding upon Lawrence Financial, Oak Hill Financial and their successors and assigns.

         5. WAIVER. Failure of Oak Hill Financial to demand strict compliance with any of the terms, covenants or conditions of this Agreement shall not be deemed a waiver of such term, covenant or condition, nor shall any waiver or relinquishment of any such term, covenant or condition on any occasion or multiple occasions be deemed a waiver or relinquishment of such term, covenant or condition.

         6. GOVERNING LAW AND JURISDICTION. This Agreement is governed by and construed under the laws of the State of Ohio, without regard to conflict of laws rules. You, Lawrence Financial and Oak Hill Financial (a) hereby consent to submit to the exclusive personal jurisdiction of any Federal court located in the State of Ohio or any court of the State of Ohio in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, and (b) hereby waive any right to challenge jurisdiction or venue in such courts with regard to any suit, action, or proceeding under or in connection with the Agreement. Each party to this Agreement also hereby waives any right to trial by jury in connection with any suit, action, or proceeding under or in connection with this Agreement.

         7. ENTIRE AND FINAL AGREEMENT. This Agreement shall supersede any and all prior oral or written representations, understandings and agreements of the parties with respect to their employment relationship (including, but not limited to all correspondence, memoranda and term sheets and the Prior Agreements), and it contains the entire agreement of the parties with respect to those matters. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. Once signed by the parties hereto, no provision of this Agreement may be modified or amended unless agreed to in a writing, signed by you and a duly authorized officer of Lawrence Financial and Oak Hill Financial.

         8. ASSIGNMENT. Neither this Agreement nor any of the rights, obligations or interests arising hereunder may be assigned by you. Neither this Agreement nor any of the rights, obligations or interests arising hereunder may be assigned by Lawrence Financial or Oak Hill Financial without your prior written consent, to a person or entity other than an affiliate or parent entity of Lawrence Financial or Oak Hill Financial, or their successors or assigns; PROVIDED, HOWEVER, that, in the event of the merger, consolidation, transfer, or sale of all or substantially all of the assets of Lawrence Financial or Oak Hill Financial with or to any other individual or


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entity, this Agreement shall,  subject to the provisions hereof, be binding upon and inure to the benefit of such successor and such successor shall discharge and perform all the promises, covenants, duties, and obligations of Lawrence Financial or Oak Hill Financial hereunder.

         9.     SECTION  HEADINGS.   The  section   headings   contained in this
Agreement are inserted for purposes of convenience only and shall not affect the meaning or interpretation of this Agreement.

         10.    NOTICES.   All  notices required by this Agreement shall be sent
in writing and delivered by one party to the other by overnight express mail to the following persons and addresses:


          If to Lawrence Financial or Lawrence Federal:

          Lawrence Financial Holdings, Inc.
          c/o Chairman of the Board of Directors
          311 South Fifth Street
          Ironton, Ohio  45638

          With a copy to Oak Hill Financial.

          If to Oak Hill Financial:

          Ralph E. Coffman, Jr.
          President and Chief Executive Officer
          Oak Hill Financial, Inc.
          14621 State Route 93
          Jackson, Ohio  45640

          If to you:

          At the most recent address on file at Lawrence Financial.

          14. EXECUTION IN COUNTERPARTS. This Agreement may be executed by the parties hereto in counterparts, and each of which shall be considered an original for all purposes.





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         If the  foregoing  is  satisfactory,  please so indicate by signing and returning to Lawrence Financial and Oak Hill Financial and the enclosed copy of this letter whereupon this will constitute our agreement on the subject.


                                           LAWRENCE FINANCIAL HOLDINGS, INC.


                                           By:  /s/ Herbert J. Karlet
                                                -------------------------------
                                           Name: Herbert J. Karlet
                                                -------------------------------
                                           Date: October 12, 2004
                                                -------------------------------


                                           LAWRENCE FEDERAL SAVINGS BANK


                                           By:  /s/ Herbert J. Karlet
                                                -------------------------------
                                           Name: Herbert J. Karlet
                                                -------------------------------
                                           Date: October 12, 2004
                                                -------------------------------

                                      OAK HILL FINANCIAL, INC.


                                           By:  /s/ Ralph E. Coffman, Jr.
                                                -------------------------------
                                           Name: Ralph E. Coffman, Jr.
                                                -------------------------------
                                           Date: October 12, 2004
                                                -------------------------------




ACCEPTED AND AGREED TO:


/s/ RobRoy Walters
--------------------------
ROBROY WALTERS
Date: October 12, 2004